Exhibit 10.21.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 21, 2014 (this “Amendment”), is by and between QUICKEN LOANS INC. (the “Borrower”) and FIFTH THIRD BANK (the “Lender”).

RECITALS

A.            The Borrower and the Lender are parties to a Credit Agreement dated as of December 30, 2013 (the “Credit Agreement”).

B.            The parties now desire to amend certain terms of the Credit Agreement as set forth herein.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I          AMENDMENTS. Subject to Article III hereof, the Credit Agreement is amended as follows:

1.1          The following definition is added to Section 1.01 of the Credit Agreement in its appropriate alphabetical location:

“Applicable Percentage” means (i) [***] per annum on the date of the First Amendment to Credit Agreement until, if applicable, later adjusted as provided in the remainder of this definition, or (ii) such other per annum percentage as Lender and Borrower may later agree to in writing. If any Regulatory Change (a) subjects Lender to any charge on, or change in taxation of, its deposit liabilities, (b) imposes, modifies or deems applicable any reserve, assessment, fee, tax, insurance charge, special deposit or similar requirement against deposits with, or liabilities of Lender, or (c) imposes any other condition the result of which is to increase the cost of carrying liabilities or capital, then Lender reserves the right to adjust the amount of any credit described in Section 2.10(c) of this Agreement or the Pricing Agreement to Master Treasury Management Agreement dated April 21, 2014 among Lender, Borrower, Rock Holdings Inc., and Title Source, Inc., as it may be amended, amended and restated or otherwise superseded or replaced from time to time, or the Applicable Percentage to reflect the cost or effect of the Regulatory Change as determined by Lender in good faith. The term “Regulatory Change” shall mean (1) the adoption after the date hereof of any law, rule or regulation (including with respect to capital adequacy or liquidity) or any change in any law, rule or regulation after the date hereof, (2) any change after the date hereof in the interpretation or administration of any law, rule or regulation by any governmental authority or agency or central bank (whether or not having the force of law), or (3) the compliance, whether commenced prior to or after the date hereof, with (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act or any requests, rules, guidelines or directives thereunder (“Guidance”) or issued in connection therewith and (y) all Guidance promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States regulatory authorities pursuant to Basel III, regardless of the date enacted, adopted or issued.

1.2          The definition of “Cash Deposits” in Section 1.01 of the Credit Agreement is amended to read:

“Cash Deposits” means Borrower’s cash deposited in a non-interest bearing Account at Lender that is not required to be on deposit with Lender under the terms of this Agreement or the other Loan Documents.

1.3          Section 2.10(a) of the Credit Agreement is amended in its entirety as follows:

(a)           Borrower agrees to pay to Lender a quarterly facility fee (the “Facility Fee”) at the rate per annum equal to the rate determined from the chart below on the average daily unused amount of the Commitment from and including the Effective Date to but excluding the Termination Date. Accrued Facility Fees shall be payable in arrears with respect to the most recently ended calendar quarter or portion thereof when due in accordance with the requirements of the invoice provided by Lender each April, July, October, and January and on the applicable date designated by Lender with respect to the date on which the Commitment terminates (each, a “Specified Fees Payment Date”), beginning on the first Specified Fees Payment Date to occur after the Effective Date.

Usage Percentage For Applicable Calendar Quarter or Portion Thereof	Facility Fee (per annum)
less than 20%	[***]
greater than or equal to 20% but less than or equal to 50%	[***]
greater than 50%	[***]

1.4          Section 2.10(c) of the Credit Agreement is amended in its entirety as follows:

(c)           (i) Borrower will receive a credit to the Specified Fees due on a Specified Fees Payment Date in an amount equal to the Applicable Percentage of the daily average aggregate balance of Borrower’s Cash Deposits at Lender during the calendar quarter or portion thereof immediately preceding the applicable Specified Fees Payment Date (the “Operative Quarter”).

(ii) The following are a few examples with the Applicable Percentage at the rate it is at on the date of the First Amendment to Credit Agreement. If Borrower owed Specified Fees of [***] for an Operative Quarter and the daily average aggregate balance of Borrower’s Cash Deposits at Lender during the Operative Quarter was [***], then Borrower would receive a [***] credit to the Specified Fees and would only need to pay [***] to Lender. If Borrower owed Specified Fees of [***] for an Operative Quarter and the daily average aggregate balance of Borrower’s Cash Deposits at Lender during the Operative Quarter was [***], then Borrower would receive a [***] credit to the Specified Fees and would not need to pay anything to Lender with respect to the Specified Fees due for that Operative Quarter.

(iii) If Borrower is entitled to a credit to the Specified Fees that is greater than the Specified Fees due on that Specified Fees Payment Date (“Excess Credit”), Lender has no obligation to pay Borrower any of the Excess Credit and Borrower may not carry any of the Excess Credit forward to any future Specified Fees (although under separate written agreements with Lender Excess Credit may be credited to other amounts due Lender).

(iv) The credit is applied first to the amount due on the Commitment Fee installment then due until satisfied in full, and then to the amount due on the Facility Fee.

ARTICLE II         REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Lender that:

2.1          The execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary company action and are not in contravention of any law, the terms of its Articles of Incorporation or By-Laws, as applicable, or of any undertaking to which it is a party or by which it or its properties is bound.

2.2          This Amendment is the legal, valid, and binding obligation of the Borrower, enforceable against it in accordance with the respective terms hereof.

2.3          After giving effect to the amendments herein contained, the representations and warranties in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Event of Default or Default exists or is continuing on the date hereof.

ARTICLE III       CONDITIONS OF EFFECTIVENESS.

This Amendment is effective as of the date hereof when each of the following conditions is satisfied:

3.1          This Amendment is duly executed on behalf of the Borrower and the Lender.

3.2          Such other documents and items, and completion of such other matters in connection with this Amendment, as the Lender may reasonably request.

ARTICLE IV       MISCELLANEOUS.

4.1          From and after the date of this Amendment, references in the Credit Agreement or in any other Loan Document to the Credit Agreement are treated as references to the Credit Agreement as amended by this Amendment and as further amended from time to time.

4.2          The Obligations are due and owing without setoff, counterclaim, or defense.

4.3          Terms used but not defined herein shall have the same meanings as in the Credit Agreement.

4.4          This Amendment is governed by and construed in accordance with the laws of the State of Michigan.

4.5          The Borrower agrees to pay the reasonable fees and expenses of counsel for the Lender in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby.

4.6          This Amendment may be signed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile signatures and electronic signatures sent in PDF format are treated as originals.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

QUICKEN LOANS INC.

By:	/s/ William Emerson
William Emerson, Chief Executive Officer

FIFTH THIRD BANK

By:
Steven J. Englehart, Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

QUICKEN LOANS INC.

By:
William Emerson, Chief Executive Officer

FIFTH THIRD BANK

By:	/s/ Steven J. Englehart
Steven J. Englehart, Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT